Putnam Emerging Markets ex-China ETF
The fund's portfolio
7/31/23 (Unaudited)

COMMON STOCKS (99.5%)(a)
	Shares	Value
Air freight and logistics (1.2%)
InPost SA (Poland)(NON)	6,712	$80,219

		80,219
Automobiles (2.2%)
Kia Corp. (South Korea)	2,217	143,867

		143,867
Banks (17.7%)
Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	47,433	145,119
Alinma Bank (Saudi Arabia)	14,352	141,498
Banco do Brasil SA (Brazil)	7,900	80,508
Bank Central Asia Tbk PT (Indonesia)	151,000	91,364
Bank Mandiri Persero Tbk PT (Indonesia)	349,900	132,944
Grupo Financiero Banorte SAB de CV Class O (Mexico)	20,495	194,338
ICICI Bank, Ltd. (India)	31,173	378,463

		1,164,234
Broadline retail (1.7%)
MercadoLibre, Inc. (Brazil)(NON)	92	113,901

		113,901
Capital markets (1.6%)
B3 SA - Brasil Bolsa Balcao (Brazil)	28,079	88,475
Jio Financial Services, Ltd. (India)(NON)(F)	4,935	14,938

		103,413
Chemicals (2.3%)
Hansol Chemical Co., Ltd. (South Korea)	386	59,389
Supreme Industries, Ltd. (India)	2,203	94,938

		154,327
Communications equipment (3.0%)
Accton Technology Corp. (Taiwan)	16,000	195,151

		195,151
Construction materials (1.0%)
UltraTech Cement, Ltd. (India)	662	66,990

		66,990
Consumer staples distribution and retail (6.1%)
Dino Polska SA (Poland)(NON)	743	82,783
Shoprite Holdings, Ltd. (South Africa)	8,365	120,864
Sumber Alfaria Trijaya Tbk PT (Indonesia)	450,800	80,709
WalMart de Mexico (Walmex) SAB de CV (Mexico)	28,617	119,202

		403,558
Electrical equipment (3.0%)
KEI Industries, Ltd. (India)	6,746	199,552

		199,552
Electronic equipment, instruments, and components (5.7%)
E Ink Holdings, Inc. (Taiwan)	7,000	50,117
Samsung SDI Co., Ltd. (South Korea)	355	185,448
Sinbon Electronics Co., Ltd. (Taiwan)	13,000	139,198

		374,763
Health care providers and services (3.1%)
Apollo Hospitals Enterprise, Ltd. (India)	1,062	66,912
Max Healthcare Institute, Ltd. (India)(NON)	18,902	136,775

		203,687
Hotels, restaurants, and leisure (3.8%)
Alsea SAB de CV (Mexico)(NON)	23,959	83,388
Indian Hotels Co., Ltd. (India)	34,765	166,946

		250,334
IT Services (2.3%)
Tata Consultancy Services, Ltd. (India)	3,690	153,552

		153,552
Metals and mining (2.1%)
Anglo American PLC (London Exchange) (United Kingdom)	2,503	76,901
APL Apollo Tubes, Ltd. (India)	3,017	58,455

		135,356
Oil, gas, and consumable fuels (3.4%)
Petro Rio SA (Brazil)(NON)	7,300	70,426
Reliance Industries, Ltd. (India)	4,935	152,838

		223,264
Passenger airlines (1.5%)
Copa Holdings SA Class A (Panama)	848	100,081

		100,081
Pharmaceuticals (4.5%)
AstraZeneca PLC (United Kingdom)	695	99,771
Eli Lilly and Co.	275	125,001
Sun Pharmaceutical Industries, Ltd. (India)	5,156	71,800

		296,572
Real estate management and development (1.3%)
Phoenix Mills, Ltd. (The) (India)	4,154	87,430

		87,430
Semiconductors and semiconductor equipment (17.4%)
Advanced Micro Devices, Inc.(NON)	1,138	130,187
SK Hynix, Inc. (South Korea)	2,078	201,334
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	45,000	810,405

		1,141,926
Software (1.0%)
Totvs SA (Brazil)	10,214	63,871

		63,871
Specialty retail (1.4%)
JUMBO SA (Greece)	3,069	91,580

		91,580
Technology hardware, storage, and peripherals (5.2%)
Samsung Electronics Co., Ltd. (South Korea)	6,187	339,118

		339,118
Textiles, apparel, and luxury goods (4.3%)
Arezzo Industria e Comercio SA (Brazil)	5,238	91,274
LVMH Moet Hennessy Louis Vuitton SA (France)	203	189,295

		280,569
Transportation infrastructure (2.7%)
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	6,724	75,797
International Container Terminal Services, Inc. (Philippines)	25,110	99,196

		174,993

Total common stocks (cost $5,985,242)		$6,542,308

SHORT-TERM INVESTMENTS (0.4%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 4.96%(AFF)	25,757	$25,757

Total short-term investments (cost $25,757)		$25,757
TOTAL INVESTMENTS

Total investments (cost $6,010,999)		$6,568,065

	Key to holding's abbreviations
PJSC	Public Joint Stock Company
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 17, 2023 through July 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $6,574,629.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/17/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/23
	Short-term investments
	Putnam Government Money Market Fund*	$—	$551,561	$525,804	$437	$25,757

	Total Short-term investments	$—	$551,561	$525,804	$437	$25,757
	* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
	DIVERSIFICATION BY COUNTRY
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	India	25.1%
	Taiwan	18.2
	South Korea	14.1
	Brazil	7.7
	Mexico	7.2
	Indonesia	4.6
	United States	4.3
	France	2.9
	United Kingdom	2.7
	Poland	2.5
	United Arab Emirates	2.2
	Saudi Arabia	2.2
	South Africa	1.8
	Panama	1.5
	Philippines	1.5
	Greece	1.4
	Other	0.1

	Total	100.0%
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$569,438	$310,813	$—
Consumer staples	322,849	80,709	—
Energy	70,426	152,838	—
Financials	363,321	904,326	—
Health care	224,772	275,487	—
Industrials	256,097	298,748	—
Information technology	194,058	2,074,323	—
Materials	76,901	279,772	—
Real estate	—	87,430	—

Total common stocks	2,077,862	4,464,446	—
Short-term investments	25,757	—	—

Totals by level	$2,103,619	$4,464,446	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com